                             PARTICIPATION AGREEMENT

                                      AMONG

      FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                       AND

                   AMERICAN CENTURY INVESTMENT SERVICES, INC.

   THIS  AGREEMENT,  dated as of the 1st day of May,  2003,  by and among  First
Security   Benefit  Life  Insurance  and  Annuity  Company  of  New  York,  (the
"Company"), a stock life insurance company organized under the laws of the State of New York, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto,  as may be amended from time to time
(each an  ("Account")  and  American  Century  Investment  Services,  Inc.  (the
"Distributor"), a Missouri corporation.

   WHEREAS,  American  Century  Variable  Portfolios,  Inc.  (the  "Issuer")  is
registered as an open-end  management  investment  company under the  Investment
Company Act of 1940 (the "1940 Act") and offer series of shares  representing an interest in a particular  managed  portfolio of securities (the "Funds"),  which are  registered  under the  Securities Act of 1933, as amended (the "1933 Act");
and

   WHEREAS, Distributor serves as principal underwriter of each of the Funds and is duly registered as a broker/dealer with SEC; and

   WHEREAS,  American  Century  Investment  Management,  Inc.,  which  serves as investment  advisor to the Fund, is duly  registered  as an  investment  advisor under the Investment Advisers Act of 1940, as amended; and

   WHEREAS,  the  Company  has issued or will  issue  certain  variable  annuity contracts  supported wholly or partially by the Account (the  "Contracts"),  and said  Contracts are listed in Schedule A hereto,  as it may be amended from time to time by mutual written agreement; and

   WHEREAS, the Account is duly established and maintained as a segregated asset account,  duly established by the Company, on the date shown for such Account on
Schedule A hereto, to set aside and invest assets  attributable to the aforesaid
Contracts; and

   WHEREAS,  the Company intends to purchase Class II shares of the Funds listed in Schedule A hereto,  as it may be amended from time to time by mutual  written agreement  (the  "Designated  Funds"),  on  behalf  of the  Account  to fund the aforesaid Contracts; and

   WHEREAS,  the  Distributor  desires to retain the Company to perform  certain services and the Company is willing and able to furnish such services.

   NOW, THEREFORE,  in consideration of their mutual promises,  the Company, and
Distributor agree as follows:

ARTICLE I. Sale of Fund Shares

   1.1. Subject to Article IX hereof, the Distributor agrees to cause the Issuer to make  available to the Company for purchase on behalf of the Account,  shares of the  Designated  Funds,  such  purchases to be effected at net asset value in accordance  with Section 1.3 of this Agreement.  Notwithstanding  the foregoing,
(i) the Funds (other than those  listed on Schedule A) in existence  now or that may be  established  in the future will be made available to the Company only as the Issuer may so  provide,  and (ii) the Board of  Directors  of the Funds (the
"Board") may suspend or terminate the offering of shares of any Designated  Fund or class thereof, if such action is required by law or by regulatory authorities having  jurisdiction  or if, in the sole  discretion of the Board acting in good faith and in light of its  fiduciary  duties  under  federal and any  applicable state laws,  suspension or termination is necessary and in the best interests of the shareholders of such Designated Fund.

   1.2.  The  Distributor  shall  cause the Funds to  redeem,  at the  Company's request,  any full or fractional  Designated  Fund shares held by the Company on behalf of the  Account,  such  redemptions  to be effected at net asset value in accordance  with Section 1.3 of this Agreement.  Notwithstanding  the foregoing, any Fund may  delay  redemption  of Fund  shares of any  Designated  Fund to the extent  permitted  by the  1940  Act,  and  any  rules,  regulations  or  orders thereunder.

   1.3. Purchase and Redemption Procedures

        (a) The Distributor hereby appoints the Company as an agent of the Funds for the limited  purpose of receiving  and  accepting  purchase  and  redemption requests on behalf of the Account  (but not with respect to any Fund shares that may be  held  in the  general  account  of the  Company)  for  shares  of  those
Designated  Funds made available  hereunder,  based on allocations of amounts to the Account or  subaccounts  thereof under the Contracts and other  transactions relating to the  Contracts or the Account.  Receipt and  acceptance  of any such request (or relevant transactional information therefor) on any day the New York
Stock Exchange is open for trading and on which a Designated Fund calculates its net asset value (a "Business  Day")  pursuant to the rules of the Securities and
Exchange  Commission  ("SEC"),  by the Company as such limited agent of the Fund prior to the time that the Fund  ordinarily  calculates  its net asset  value as described from time to time in the Fund's  prospectus shall  constitute  receipt and acceptance by the Designated  Fund on that same Business Day,  provided that the Fund receives  notice of such request by 9:30 a.m.  Eastern Time on the next following Business Day.

        (b) The Company shall pay for shares of each Designated Fund on the same
Business  Day that it notifies  the Fund of a purchase  request for such shares.
Payment for Designated Fund shares shall be made in federal funds transmitted to the Fund or other designated  person by wire to be received by 3:00 p.m. Eastern
Time on the  Business  Day the Fund is  notified  of the  purchase  request  for
Designated  Fund shares  (unless the Fund  determines and so advises the Company that  sufficient  proceeds  are  available  from  redemption  of shares of other
Designated  Funds  effected  pursuant  to  redemption  requests  tendered by the
Company on behalf of the Account, or unless the Fund otherwise determines and so advises the Company to delay the date of payment,  to the extent the Fund may do so under the 1940 Act).  If federal  funds are not received on time,  such funds will be invested,  and Designated Fund shares purchased  thereby will be issued, as soon as practicable and the Company shall promptly,  upon the Fund's request, reimburse  the Fund for any charges,  costs,  fees,  interest or other  expenses incurred  by the Fund in  connection  with any  advances  to,  or  borrowing  or overdrafts  by, the Fund,  or any similar  expenses  incurred by the Fund,  as a result of Fund  transactions  effected  by the Fund  based  upon  such  purchase request.  Upon receipt of federal  funds so wired,  such funds shall cease to be the  responsibility  of the Company and shall become the  responsibility  of the
Fund.

        (c) Payment for  Designated  Fund shares  redeemed by the Account or the
Company  shall be made by the Fund in federal funds  transmitted  by wire to the
Company or any other designated  person.  The Funds shall use reasonable efforts to wire such funds by 3 p.m.  Eastern Time on the same  Business Day the Fund is properly  notified of the  redemption  order of such shares  (unless  redemption proceeds are to be applied to the purchase of shares of other  Designated  Funds in  accordance  with  Section  1.3(b) of this  Agreement),  except that the Fund reserves  the  right to delay  payment  of  redemption  proceeds  to the  extent permitted under Section 22(e) of the 1940 Act and any rules  thereunder,  and in accordance  with the  procedures  and  policies of the Fund as  described in the then-current prospectus.

        (d) Any purchase or redemption  request for Designated  Fund shares held or to be held in the  Company's  general  account  shall be  effected at the net asset value per share next determined after the Fund's receipt and acceptance of such request, provided that, in the case of a purchase request, payment for Fund shares so requested  is received by the Fund in federal  funds prior to close of business for  determination  of such value,  as defined from time to time in the
Fund's prospectus.

        (e) If  transactions  in  Fund  shares  are to be  settled  through  the
National Securities Clearing  Corporation's  Mutual Fund Settlement,  Entry, and
Registration  Verification  (Fund/SERV)  system,  the terms of the Fund/SERV and
Networking   Agreement   between  the  Company  and  American  Century  Services
Corporation,  an  affiliate  of  Distributor,   will  apply  and  supersede  the
provisions set forth in this Section 1.3.

   1.4.  The Fund shall use  reasonable  efforts to make the net asset value per share for each  Designated  Fund  available to the Company by 6:30 p.m.  Eastern
Time each  Business  Day, and in any event,  as soon as  reasonably  practicable after the net asset value per share for such Designated Fund is calculated,  and shall calculate such net asset value in accordance  with the Fund's  prospectus.
If any Fund provides the Company with materially incorrect share net asset value information,  the  Company on behalf of the  Account,  shall be  entitled  to an adjustment to the number of shares  purchased or redeemed to reflect the correct share net asset value.  Any material  error in the  calculation of the net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery.  In the event that any such material error is the result  of the  gross  negligence  of the  Fund,  or its  designated  agent  for calculating  the net asset value,  any  administrative  or other costs or losses incurred for  correcting  underlying  Contract  owner  accounts  shall be at the
Distributor's expense.  Whether such an error is material shall be determined by the  Fund in  accordance  with  the  policy  adopted  by each  fund's  Board  of
Directors.

   1.5.  The Fund shall use  reasonable  efforts  to furnish  notice (by wire or telephone  followed  by  written  confirmation)  to the  Company  of any  income dividends or capital gain distributions payable on any Designated Fund shares by the  record  date,  but in no event  later  than 6:30 p.m.  Eastern  Time on the ex-dividend  date.  The  Company,  on its behalf  and on behalf of the  Account, hereby elects to receive all such dividends and  distributions as are payable on any Designated  Fund shares in the form of additional  shares of that Designated
Fund.  The  Company  reserves  the  right,  on its  behalf  and on behalf of the
Account,  to revoke this election and to receive all such  dividends and capital gain  distributions  in cash. The Fund shall notify the Company  promptly of the number of  Designated  Fund  shares so issued as payment of such  dividends  and distributions.

   1.6.  Issuance and transfer of Fund shares shall be by book entry only. Share certificates  will not be issued to the  Company or the  Account.  Purchase  and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

   1.7. (a) The parties hereto acknowledge that the arrangement  contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other parties, including  insurance  companies  and the  cash  value  of the  Contracts  may be invested in other investment companies.

        (b) The  Company  shall not,  without  prior  notice to the  Distributor
(unless  otherwise  required by applicable  law), take any action to operate the
Account as a management investment company under the 1940 Act.

        (c) The  Company  shall not,  without  prior  notice to the  Distributor
(unless otherwise  required by applicable law), induce Contract owners to change or modify a Fund or change a Fund's investment advisor.

        (d) The  Company  shall  not,  without  prior  notice to a Fund,  induce
Contract  owners  to vote  on any  matter  submitted  for  consideration  by the shareholders of such Fund in a manner other than as recommended by the Board.

   1.8 (a) The  Company  covenants  and  agrees  that all  orders  accepted  and transmitted  by it hereunder  will be based upon  instructions  that it received from the  Account  owners,  in proper  form prior to the Close of Trading of the
Exchange  on that  Business  Day.  The  Company  shall  time stamp all orders or
otherwise   maintain  records  that  will  enable  the  Company  to  demonstrate compliance with this provision.

        (b) The Company covenants and agrees that all orders  transmitted to the
Issuers,  whether  by  telephone,  telecopy,  or other  electronic  transmission acceptable to Distributor, shall be sent by or under the authority and direction of a person  designated by the Company as being duly authorized to act on behalf of the owner of the Accounts, and is "an appropriate person" as used in Sections
8-107 and 8-401 of the Uniform  Commercial Code. For purposes of this paragraph, persons "duly  authorized  to act on behalf of the owner of the Accounts"  shall mean  those  persons  set forth in  Schedule  B to this  Agreement  as it may be amended from time to time.

ARTICLE II. Administrative  Services.  The Company shall be the sole shareholder of Fund shares purchased for the Account pursuant to this Agreement (the "Record
Owner").  The Record Owner shall  properly  complete any  applications  or other forms  required by  Distributor  or the Issuers  from time to time.  The Company agrees to provide all administrative  services for the investors in the Account, including  but not  limited  to those  services  specified  in  Schedule  C (the
"Administrative Services"). Neither Distributor nor the Issuer shall be required to provide Administrative  Services for the benefit of investors in the Account.
The Company agrees that it will maintain and preserve all records as required by
law  to  be  maintained   and  preserved  in  connection   with   providing  the
Administrative Services, and will otherwise comply in all material respects with
all  laws,   rules  and   regulations   applicable   to  the  provision  of  the
Administrative  Services.  Upon request, the Company will provide Distributor or
its  representatives   reasonable  information  regarding  the  quality  of  the
Administrative Services being provided and its compliance with the terms of this
Agreement.

ARTICLE III. Representations and Warranties

   3.1. The Company represents and warrants that the Contracts (a) are, or prior to issuance will be,  registered  under the 1933 Act, or (b) are not  registered because they are properly exempt from registration under the 1933 Act or will be offered  exclusively in transactions  that are properly exempt from registration under the 1933  Act.  The  Company  further  represents  and  warrants  that the
Contracts  will be issued and sold in compliance  in all material  respects with all applicable  federal  securities and state securities and insurance laws. The
Company  further  represents  and warrants that it is an insurance  company duly organized and in good  standing  under  applicable  law, that it has legally and validly  established  the Account as a segregated  asset  account under New York insurance laws, and that it (a) has registered or, prior to any issuance or sale of the  Contracts,  will  register  the  Account as a unit  investment  trust in accordance  with  the  provisions  of the  1940  Act to  serve  as a  segregated investment  account for the Contracts,  or alternatively  (b) has not registered the Account in proper  reliance upon an exclusion  from  registration  under the
1940 Act.

   3.2. The Company represents and warrants that the Contracts are currently and at the time of issuance will be treated as life  insurance or annuity  contracts under applicable provisions of the Code and that it will maintain such treatment and that it will notify the Fund and the Distributor  immediately  upon having a reasonable  basis for believing  that the Contracts have ceased to be so treated or that they might not be so treated in the future.

   3.3. The Distributor represents and warrants that Designated Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, shall be duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that each is and shall remain registered under the 1940 Act.
The Distributor  shall cause the Funds to amend the registration  statements for their  shares  under the 1933 Act and the 1940 Act from time to time as required in order to effect the  continuous  offering  of its shares and shall  cause the
Funds to register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Funds.

   3.4. The  Distributor  represents  that the Issuer is lawfully  organized and validly  existing under the laws of the state in which it is registered and that they do and will comply in all material respects with the 1940 Act.

   3.5. The Company  represents  and warrants  that (a) this  Agreement has been duly  authorized  by all  necessary  corporate  action and,  when  executed  and delivered,  shall  constitute  the legal,  valid and binding  obligation  of the
Company, enforceable in accordance with its terms; and (b) the activities of the
Company  contemplated by this Agreement comply in all material respects with all provisions of federal and state securities laws applicable to such activities.

   3.6. The Distributor represents and warrants that (a) this Agreement has been duly  authorized  by all  necessary  corporate  action and,  when  executed  and delivered,  shall  constitute  the legal,  valid and binding  obligation  of the
Distributor, enforceable in accordance with its terms; and (b) the activities of the  Distributor  and the Funds  contemplated  by this  Agreement  comply in all material  respects  with all  provisions  of federal and state  securities  laws applicable to such activities.

   3.7.   The   Distributor   represents   and   warrants   that  all  of  their
trustees/directors,  officers,  employees,  and other  individuals  or  entities dealing with the money and/or  securities of the Funds are and shall continue to be at all times covered by a blanket  fidelity bond or similar  coverage for the benefit of the Funds in an amount not less than the minimum coverage as required currently  by  Rule  17g-1  of the  1940  Act or  related  provisions  as may be promulgated  from time to time.  The aforesaid  bond shall include  coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

   3.8. The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities  employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar  coverage for the benefit of the Account,  in an amount not less than $5 million.  The aforesaid bond includes  coverage for larceny and embezzlement and is issued by a reputable bonding company.

   3.9. The Distributor  represents and warrants that it is duly registered as a broker/dealer with the SEC and is a member in good standing of the NASD.

ARTICLE IV. Prospectuses and Proxy Statements; Voting

   4.1. The Distributor shall provide the Company with as many printed copies of the current  prospectus,  current Statement of Additional  Information  ("SAI"), supplements,  proxy  statements,  and  annual  or  semi-annual  reports  of each
Designated  Fund (for  distribution  to Contract  owners with value allocated to such  Designated  Funds) as the  Company  may  reasonably  request to deliver to existing  Contract  owners.  If  requested by the Company in lieu  thereof,  the
Distributor  shall provide such documents  (including a  "camera-ready"  copy of such  documents  as set in type,  a diskette  in the form sent to the  financial printer, or an electronic copy of the documents in a format suitable for posting on the Company's  web-site,  all as the Company may reasonably request) and such other  assistance  as is  reasonably  necessary in order for the Company to have prospectuses,  SAIs,  supplements  and  annual or  semi-annual  reports  for the
Contracts  and the Fund printed  together in a single  document or posted on the
Company's web-site or printed  individually by the Company if it so chooses. The expenses  associated with printing and providing such documentation  shall be as set forth in Article V.

   4.2. Each Fund's  prospectus shall state that the current SAI for the Fund is available.

   4.3. The  Distributor  shall provide the Company with  information  regarding each Fund's expenses,  which information may include a table of fees and related narrative  disclosure  for use in any prospectus or other  descriptive  document relating to a Contract.  The  Company  agrees that it will use such  information substantially  in the form  provided.  The Company  shall  provide prior written notice of any  proposed  modification  of such  information,  which  notice will describe the manner in which the Company proposes to modify the information, and agrees  that it may not modify  such  information  in any way  without the prior consent of the Fund, which consent shall not be unreasonably withheld.

   4.4. The  Distributor  will pay or cause to be paid the  expenses  associated with text composition,  printing, mailing, distributing, and tabulation of proxy statements and voting instruction solicitation materials to Contract owners with respect to proxies related to the Fund, consistent with applicable provisions of the 1940 Act.

   4.5. So long as, and to the extent the SEC  continues to  interpret  the 1940
Act to require  pass-through  voting privileges for variable contract owners, or to the extent  otherwise  required by law, the Company  shall  provide a list of
Contract  owners with value allocated to a Designated Fund as of the record date to the Fund or its  agent in order to  facilitate  the  Fund's  solicitation  of voting  instructions  from Contract owners.  The Company shall also provide such other  information to the Fund as is reasonably  necessary in order for the Fund to properly tabulate votes for Fund initiated proxies.  The Company reserves the right to vote Fund shares held in its general  account in its own right,  to the extent permitted by applicable laws.

   4.6. The Company represents and warrants that in the event it chooses to post any Fund's prospectus,  periodic report or other information on its web-site, it will promptly update such  information and will not post outdated  prospectuses, reports or information at any time. If a prospectus is supplemented at any time, the Company will promptly post such supplement with the prospectus.

ARTICLE V. Sales Material and Information

   5.1 The  Company  shall  furnish,  or  shall  cause to be  furnished,  to the
Distributor or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Issuer (or a Designated Fund thereof)  or the  Distributor  is named.  No such  material  shall be used until approved by the Distributor or its designee,  and the  Distributor  will use its best  efforts  for it or  its  designee  to  review  such  sales  literature  or promotional  material  within  ten (10)  Business  Days  after  receipt  of such material.  The  Distributor  or its designee  reserves  the right to  reasonably object to the  continued use of any such sales  literature or other  promotional material in which the Issuer (or a Designated  Fund thereof) or the  Distributor is named,  and no such material shall be used if the Distributor or its designee so objects.

   5.2 The Company shall not give any information or make any representations or statements  on  behalf  of a Fund or  concerning  a Fund or the  Distributor  in connection  with  the  sale of the  Contracts  other  than  the  information  or representations contained in the registration statement or prospectus or SAI for the Fund shares,  as such  registration  statement and  prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other  promotional  material approved by the
Distributor or its designee,  except with the  permission of the  Distributor or its designee.

   5.3 The Distributor or its designee, shall furnish, or cause to be furnished, to the Company,  each piece of sales  literature or other  promotional  material that it develops and in which the Company, and/or the Account, is named. No such material shall be used until  approved by the Company,  and the Company will use its best efforts to review such sales literature or promotional  material within ten (10) Business Days after receipt of such material.  The Company reserves the right to reasonably  object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

   5.4  The   Distributor   shall   not  give  any   information   or  make  any
representations on behalf of the Company or concerning the Company, the Account, or the Contracts  other than the information or  representations  contained in a registration statement,  prospectus (which shall include an offering memorandum, if any,  if the  Contracts  issued by the Company or  interests  therein are not registered under the 1933 Act), or SAI for the Contracts,  as such  registration statement,  prospectus, or SAI may be amended or supplemented from time to time, or in  published  reports  for the  Account  which are in the  public  domain or approved  by the  Company  for  distribution  to  Contract  owners,  or in sales literature or other promotional  material  approved by the Company,  except with the permission of the Company.

   5.5 The Distributor will provide to the Company at least one complete copy of all registration  statements,  prospectuses,  SAIs,  reports,  proxy statements, sales literature and other promotional  materials,  and all amendments to any of the above,  that relate to the Designated Funds or their shares,  promptly after the  effectiveness  of such  document(s)  filed with the SEC or other regulatory authorities.

   5.6 The Company will provide to the Distributor at least one complete copy of all  registration  statements,  prospectuses  (which  shall  include an offering memorandum,  if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports,  solicitations for voting
instructions,   sales  literature  and  other  promotional  materials,  and  all amendments  to any of the above,  that relate to the  Contracts  or the Account, promptly after the filing of such  document(s)  with the SEC or other regulatory authorities.  The  Company  shall  provide  to the  Distributor  any  complaints received from the Contract owners pertaining to the Fund or a Designated Fund.

   5.7 The  Distributor  will  provide  the  Company  with as much  notice as is reasonably practicable of any proxy solicitation for any Designated Fund, and of any  material  change in the Fund's  registration  statement,  particularly  any change resulting in a change to the registration statement or prospectus for any
Account.  The Distributor will work with the Company so as to enable the Company to solicit proxies from Contract owners, or to make changes to its prospectus or registration  statement,  in  an  orderly  manner.  The  Distributor  will  make reasonable  efforts to attempt to have changes affecting  Contract  prospectuses become effective simultaneously with the annual updates for such prospectuses.

ARTICLE VI. Fees and Expenses

   6.1. All expenses  incident to  performance by the Funds under this Agreement shall be paid by the Funds. The Distributor shall see to it that all Fund shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent  deemed  advisable by the such Fund, in accordance with  applicable  state  laws  prior to their  sale.  The Funds  shall  bear the expenses for the cost of registration  and  qualification  of the Funds' shares, preparation and filing of the Funds'  prospectuses and registration  statements, proxy materials and reports,  setting the prospectuses in type,  setting in type and printing the proxy  materials  and reports to  shareholders  (including  the costs  of  printing  a  prospectus  that  constitutes  an  annual  report),  the preparation of all statements and notices  required by any federal or state law, and all taxes on the  issuance or transfer of the each Fund's  shares.  The Fund shall bear the expenses of  distributing  the Fund's proxy materials and reports to existing Contract owners.

   6.2. The Company shall bear the expense of distributing  all prospectuses and reports to  shareholders  (whether for existing  Contract  owners or prospective
Contract  owners).  The Company shall bear the expense of printing copies of the prospectus  for the  Contracts for use with  prospective  Contract  owners.  The
Company shall bear the expenses  incident to  (including  the costs of printing)
sales literature and other promotional material that the Company develops and in which the Issuer (or a Designated Fund thereof) is named.

   6.3.  Distributor  acknowledges that it will derive a substantial  savings in administrative  expenses,  such as  reduction  in  expenses  related to postage, shareholder  communications  and  recordkeeping,  by  virtue  of having a single
shareholder   account  per  Fund  for  the  Accounts  rather  than  having  each
Participant  as  a  shareholder.   In   consideration   of  performance  of  the
Administrative  Services by the Company,  Distributor will pay the Company a fee
(the  "Administrative  Services  Fee") of 25 basis points (0.25%) of the average aggregate  amount of Class II shares of the Funds held in the Account under this
Agreement.  Distributor  will  calculate  the  amount of the  payment to be made pursuant to this Section 6.3 at the end of each  calendar  quarter and will make such payment to the Company within 30 days thereafter.  The parties  acknowledge that the  payments  received  by the  Company  under  this  Section  6.3 are for administrative  and shareholder  services only and do not constitute  payment in any manner for investment advisory services or for costs of distribution.

   6.4. In consideration of performance of the Distribution  Services  specified on  Schedule  D which  the  Company  shall  cause its  affiliated  broker/dealer
(Security  Distributors,  Inc.  ("SDI"))  and  underwriter  of the  Contracts to perform,  Distributor  will pay SDI a fee (the  "Distribution  Fee") of 25 basis points (0.25%) of the average  aggregate amount invested by the Company in Class
II shares of the Funds under this  Agreement.  Distributor  will  calculate  the amount of the payment to be made pursuant to this Section 6.4 at the end of each calendar  quarter and will make such  payment to SDI within 30 days  thereafter.
Although SDI is not a party to this Agreement,  the Distributor  agrees that SDI is a third-party beneficiary of this Section 6.4.

   6.5.  For the  purposes  of  computing  the payment to the Company and SDI as contemplated  by this Article 6, the average  aggregate  amount  invested by the
Account in the Funds over a one month  period  shall be computed by totaling the
Account's aggregate investment (share net asset value multiplied by total number of shares of the Funds  held by the  Account)  on each  Business  Day during the month and dividing by the total number of Business Days during such month.

   6.6. Distributor will calculate the amount of the payment to be made pursuant to this  Article  6, at the end of each  calendar  quarter  and will  make  such payment to the  Company or SDI as  applicable,  within 30 days  thereafter.  The check  for  such  payment  will  be  accompanied  by  a  statement  showing  the calculation of the amounts being paid by Distributor for the relevant months and such other  supporting  data as may be  reasonably  requested by the Company and shall be mailed as follows:

                           For payments under 6.3, to:

                                      First Security Benefit Life Insurance
                                      and Annuity Company of New York
                                      -------------------------------------
                                      One Security Benefit Place
                                      -------------------------------------
                                      Topeka, KS 66636
                                      -------------------------------------
                           Attention: Tammy Brownfield - Finance
                                      -------------------------------------
                           Phone No.: (785) 438-3279
                                      -------------------------------------
                           Fax No.:   (785) 368-1356
                                      -------------------------------------

                           For payments under Section 6.4, to:

                                      Security Distributors, Inc.
                                      -------------------------------------
                                      One Security Benefit Place
                                      -------------------------------------
                                      Topeka, KS 66636
                                      -------------------------------------
                           Attention: Tammy Brownfield - Finance
                                      -------------------------------------
                           Phone No.: (785) 438-3279
                                      -------------------------------------
                           Fax No.:   (785) 368-1356
                                      -------------------------------------

ARTICLE VII.  Qualification

   7.1 The  Distributor  represents and warrants that the Funds are qualified as regulated  investment  companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal  Revenue  Code,") and that they will maintain such qualification  (under Subchapter M or any successor or similar  provisions)
and that they will notify the Company immediately upon having a reasonable basis for  believing  that they have  ceased to so  qualify  or that they might not so qualify in the future.

   7.2 The  Distributor  represents  and  warrants  that each of the Funds  will comply  and will  maintain  each  Fund's  compliance  with  the  diversification requirements  set forth in Section  817(h) of the Internal  Revenue Code (or any
successor or similar  provisions and Section 1.817-5(b) of the regulations under the Code (or any successor or similar  provisions).  The Distributor will notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not  comply in the  future.  In the event of a breach of this Section 7.2, the Distributor  will take all reasonable steps to  adequately  diversify  the affected  Fund so as to achieve  compliance within the grace period afforded by Section 1.817-5 of the regulations under the
Internal Revenue Code.

ARTICLE VIII. Potential Conflicts.

   8.1 The Company has received a copy of an application  for exemptive  relief, as amended, filed by the Issuer on December 21, 1987, with the SEC and the order issued by the SEC in response  thereto (the "Shared Funding  Exemptive  Order").
The Company has reviewed the  conditions  to the  requested  relief set forth in such application for exemptive  relief.  As set forth in such  application,  the
Board of Directors of the Issuer (the  "Board")  will monitor the Issuer for the existence of any material  irreconcilable  conflict between the interests of the contract owners of all separate accounts  ("Participating  Companies") investing in funds of the Issuer.  An  irreconcilable  material  conflict  may arise for a variety of reasons,  including:  (i) an action by any state insurance regulatory authority;  (ii) a change in  applicable  federal or state  insurance,  tax,  or securities  laws or  regulations,  or a public  ruling,  private  letter ruling, no-action or interpretative letter, or any similar actions by insurance,  tax or securities regulatory authorities;  (iii) an administrative or judicial decision in any  relevant  proceeding;  (iv) the manner in which the  investments  of any portfolio are being managed;  (v) a difference in voting  instructions  given by variable annuity contract owners and variable life insurance contract owners; or
(vi) a decision by an insurer to disregard the voting  instructions  of contract owners.  The Board shall  promptly  inform the Company if it determines  that an irreconcilable material conflict exists and the implications thereof.

   8.2 The Company will report any  potential or existing  conflicts of which it is aware to the Board.  The Company  will  assist the Board in carrying  out its responsibilities under the Shared Funding Exemptive Order by providing the Board with all information  reasonably  necessary for the Board to consider any issues raised.  This  includes,  but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

   8.3 If a majority  of the Board,  or a majority  of its  disinterested  Board members,  determines that a material  irreconcilable conflict exists with regard to contract  owner  investments in a Fund, the Board shall give prompt notice to all  Participating  Companies.  If the  Board  determines  that the  Company  is responsible for causing or creating said conflict, the Company shall at its sole cost and expense,  and to the extent reasonably  practicable (as determined by a majority of the disinterested  Board members),  take such action as is necessary to remedy or eliminate the  irreconcilable  material  conflict.  Such  necessary action may include but shall not be limited to:

        (a) withdrawing  the assets  allocable to the Accounts from the Fund and reinvesting  such  assets in a different  investment  medium or  submitting  the question of whether  such  segregation  should be  implemented  to a vote of all affected  contract  owners  and as  appropriate,  segregating  the assets of any appropriate  group (i.e.,  annuity  contract  owners,  life  insurance  contract owners, or variable contract owners of one or more Participating Companies) that votes in favor of such segregation,  or offering to the affected contract owners the option of making such a change; and/or

        (b)  establishing  a new  registered  management  investment  company or managed separate account.

   8.4 If a material irreconcilable conflict arises as a result of a decision by the  Company to  disregard  its  contract  owner  voting  instructions  and said decision represents a minority position or would preclude a majority vote by all of its contract owners having an interest in the Issuer, the Company at its sole cost,  may be  required,  at the Board's  election,  to  withdraw  an  Account's investment in the Issuer and terminate this Agreement;  provided,  however, that such withdrawal and  termination  shall be limited to the extent required by the foregoing  material  irreconcilable  conflict as determined by a majority of the disinterested members of the Board.

   8.5 For the purpose of this  Article  VIII,  a majority of the  disinterested
Board  members shall  determine  whether or not any proposed  action  adequately remedies any irreconcilable  material conflict,  but in no event will the Issuer be required to  establish a new  funding  medium for any  Contract.  The Company shall not be required by this Article VIII to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the
Contract owners materially  adversely  affected by the  irreconcilable  material conflict.

ARTICLE IX. Indemnification

   9.1 Indemnification by the Company

        9.1 (a). The Company  agrees to indemnify  and hold harmless each of the
Funds and the Distributor and each of their trustees/directors and officers, and each person, if any, who controls the Fund or Distributor  within the meaning of
Section 15 of the 1933 Act or who is under  common  control with the Fund or the
Distributor  (collectively,  the  "Indemnified  Parties"  for  purposes  of this
Section 9.1) against any and all losses, claims, damages, liabilities (including amounts  paid  in  settlement  with  the  written  consent  of the  Company)  or litigation  (including  legal and  other  expenses),  to which  the  Indemnified
Parties may become  subject  under any statute or  regulation,  at common law or otherwise,  insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                 (i) arise out of or are based upon any untrue  statement of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under  the 1933  Act),  or SAI for the  Contracts  or  contained  in the
        Contracts or sales  literature  for the  Contracts  (or any amendment or supplement to any of the  foregoing),  or arise out of or are based upon the  omission  to state  therein a material  fact  required to be stated
        therein or  necessary  to make the  statements  therein not  misleading, provided  that this  agreement  to  indemnify  shall not apply as to any
        Indemnified  Party  if  such  statement  or  omission  or  such  alleged statement or omission was made in reliance upon and in  conformity  with information  furnished to the Company by or on behalf of the Fund or the
        Distributor   specifically  for  use  in  the  registration   statement,
        prospectus  or SAI  for  the  Contracts  or in the  Contracts  or  sales literature (or any amendment or supplement) or ; or

                 (ii)   arise   out  of  or  as  a  result  of   statements   or
        representations by or on behalf of the Company (other than statements or representations  contained in the  registration  statement,  prospectus,
        SAI,  or sales  literature  of the Fund not  supplied  by the Company or persons  under its  control) or  wrongful  conduct of the Company or its agents or persons under the  Company's  authorization  or control,  with respect to the sale or distribution of the Contracts, or

                 (iii)  arise out of any untrue  statement  of a  material  fact contained  in  a  registration  statement,  prospectus,  SAI,  or  sales literature of the Fund or any amendment thereof or supplement thereto or the  omission  to state  therein a material  fact  required to be stated
        therein or necessary to make the  statements  therein not  misleading if such a statement  or  omission  was made in  reliance  upon  information furnished  to the Fund by or on behalf of the Company  specifically  for use therein; or

                 (iv) arise as a result of any  material  failure by the Company to provide the  services  and furnish the  materials  under the terms of this Agreement; or

                 (v)  arise  out of or result  from any  material  breach of any representation  and/or warranty made by the Company in this Agreement or arise out of or result from any other material  breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 9.1(b) and
9.1(c) hereof.

        9.1 (b).  The  Company  shall not be liable  under this  indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an  Indemnified  Party  would  otherwise  be  subject by reason of such
Indemnified Party's willful  misfeasance,  bad faith, or gross negligence in the performance of such Indemnified  Party's duties or by reason of such Indemnified
Party's reckless disregard of its obligations or duties under this Agreement.

        9.1 (c).  The  Company  shall not be liable  under this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such  Indemnified  Party shall have  notified  the  Company in writing  within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated  agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the  Indemnified  Party  against whom such action is brought  otherwise  than on account of this  indemnification  provision.  In case any such action is brought against an Indemnified  Party, the Company shall be entitled to participate,  at its own  expense,  in the  defense of such  action.  The  Company  also shall be entitled to assume the defense thereof, with counsel reasonably  satisfactory to the party  named in the action.  After  notice from the Company to such party of the Company's  election to assume the defense  thereof,  the  Indemnified  Party shall bear the fees and expenses of any additional  counsel  retained by it, and the Company will not be liable to such party under this  Agreement for any legal
or  other  expenses   subsequently  incurred  by  such  party  independently  in
connection   with  the  defense   thereof   other  than   reasonable   costs  of
investigation.

        9.1 (d). The Indemnified Parties will promptly notify the Company of the commencement  of any litigation or proceedings  against them in connection  with the issuance or sale of the Fund shares or the Contracts or the operation of the
Fund.

   9.2 Indemnification by the Distributor

        9.2(a).  The  Distributor  agrees to  indemnify  and hold  harmless  the
Company and each of its  directors  and officers  and each  person,  if any, who controls  the  Company  within  the  meaning  of  Section  15 of  the  1933  Act
(collectively,  the  "Indemnified  Parties"  for  purposes of this  Section 9.2)
against any and all losses, claims, damages, liabilities (including amounts paid in  settlement  with the  written  consent  of the  Distributor)  or  litigation
(including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise,  insofar as such losses,  claims,  damages,  liabilities  or expenses (or actions in respect thereof) or settlements:

                 (vi) arise out of or are based upon any untrue statement of any material fact contained in the  registration  statement or prospectus or
        SAI or sales  literature  of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the  statements  therein  not  misleading,  provided  that  this agreement to indemnify  shall not apply as to any  Indemnified  Party if such  statement or omission was made in reliance  upon and in conformity with information  furnished to the Distributor or a Fund by or on behalf of the Company for use in the registration statement,  prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or

                 (vii)   arise  out  of  or  as  a  result  of   statements   or
        representations  by or on behalf of the Fund or the  Distributor  (other
        than  statements  or  representations   contained  in  the  registration
        statement,  prospectus,  SAI or sales  literature  for the Contracts not supplied  by the Fund or the  Distributor)  or  wrongful  conduct of the
        Distributor or the Fund with respect to the sale or  distribution of the
        Contracts or Fund shares; or

                 (viii)  arise out of any untrue  statement  of a material  fact
        contained  in  a  registration  statement,   prospectus,  SAI  or  sales
        literature   covering  the  Contracts,   or  any  amendment  thereof  or
        supplement  thereto,  or the omission to state  therein a material  fact required to be stated  therein or  necessary  to make the  statement  or statements  therein not  misleading,  if such  statement or omission was made in  reliance  upon  information  furnished  to the Company by or on behalf of the Distributor or the Fund specifically for use therein; or

                 (ix)  arise  as a  result  of any  failure  by the  Fund or the
        Distributor to provide the services and furnish the materials  under the terms of this  Agreement  (including  a  failure  of the  Fund,  whether unintentional  or in  good  faith  or  otherwise,  to  comply  with  the
        diversification  and  other  qualification   requirements  specified  in
        Article VII of this Agreement); or

                 (x)  arise  out of or result  from any  material  breach of any representation  and/or  warranty made by or on behalf of the Distributor or the Fund in this  Agreement  or arise out of or result from any other material  breach of this Agreement by or on behalf of the Distributor or the Fund;

as limited by and in accordance with the provisions of Sections 9.2(b) and
9.2(c) hereof.

        9.2 (b). The Distributor shall not be liable under this  indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an  Indemnified  Party  would  otherwise  be  subject by reason of such
Indemnified Party's willful  misfeasance,  bad faith, or gross negligence in the performance or such Indemnified  Party's duties or by reason of such Indemnified
Party's reckless  disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

        9.2 (c). The Distributor shall not be liable under this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such  Indemnified  Party shall have notified the Distributor in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated  agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified  Party, the Distributor will be entitled to participate, at its own  expense,  in the  defense  thereof.  The  Distributor  also shall be entitled to assume the defense thereof, with counsel reasonably  satisfactory to the party named in the action.  After notice from the  Distributor to such party of the  Distributor's  election to assume the defense  thereof,  the Indemnified
Party shall bear the fees and expenses of any additional counsel retained by it, and the  Distributor  will not be liable to such party under this  Agreement for any legal or other expenses subsequently incurred by such party independently in
connection   with  the  defense   thereof   other  than   reasonable   costs  of
investigation.

        9.2 (d). The Company  agrees  promptly to notify the  Distributor of the commencement of any litigation or proceedings  against it or any of its officers or directors  in  connection  with the issuance or sale of the  Contracts or the operation of the Account.

   9.3  After  any  party  notifies  the  other  parties  of an  action in which indemnification  under this Article 9 may be  required,  the parties will review the action in question to determine (i) if it claims that an untrue statement or omission  of a  material  fact  exists in  documents  created by Company or in a
Fund's registration statement, and (ii) if so, whether the party who created the document in question is required to indemnify hereunder. Any such decision shall not be an admission of liability but rather a determination of what party should properly  bear the costs of defense until the case is finally  adjudicated.  The decision of a court with proper  jurisdiction over the parties and the matter at hand shall be determinative of who should bear such costs.

ARTICLE X. Applicable Law

   10.1 This Agreement shall be subject to the applicable provisions of the 1933 and 1940 Acts as well as the applicable  provisions of the Exchange Act of 1934, and the rules and regulations and rulings thereunder,  including such exemptions from those statutes,  rules and regulations as the SEC may grant,  and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE XI. Termination

   11.1 This  Agreement  shall continue in full force and effect until the first to occur of:

        (a)  termination  by any party,  for any reason with  respect to some or all  Designated  Portfolios,  by four (4)  months  advance  written notice delivered to the other parties; or

        (b)  termination  by the Company by written  notice to the other parties based upon the  Company's  determination  that shares of a Fund are not reasonably available to meet the requirements of the Contracts;
             or

        (c)  termination  by the Company by written  notice to the other parties
             in  the  event  any  of  the  Designated   Fund's  shares  are  not
             registered,  issued or sold in  accordance  with  applicable  state and/or  federal law or such law precludes the use of such shares as the underlying  investment  media of the Contracts  issued or to be issued by the Company; or

        (d)  termination   by  the   Distributor   in  the  event  that   formal
             administrative  proceedings  are instituted  against the Company by the National Association of Securities Dealers,  Inc. (the "NASD"),
             the SEC, the Insurance  Commissioner  or like official of any state or any other  regulatory body regarding the Company's  duties under this  Agreement  or  related  to the  sale  of the  Contracts,  the operation of any Account,  or the purchase of the Designated Funds'
             shares; provided,  however, that the Fund or Distributor determines in its  sole  judgment  exercised  in good  faith,  that  any  such administrative proceedings will have a material adverse effect upon the ability of the Company to perform  its  obligations  under this
             Agreement; or

        (e)  termination by the Company in the event that formal  administrative proceedings are instituted against a Fund or Distributor by the SEC or any state  securities  department or any other  regulatory body;
             provided, however, that the Company determines in its sole judgment exercised in good faith, that any such  administrative  proceedings will have a material adverse effect upon the ability of the Fund or
             Distributor to perform its obligations under this Agreement; or

        (f)  termination  by the Company by written  notice to the other parties in the event that (i) any  Designated  Fund  ceases to qualify as a regulated  investment  company  under  Subchapter M of the Internal
             Revenue Code of 1986,  or if the Company  reasonably  believes that any  such  Fund  may  fail to so  qualify  or  comply  or (ii)  any
             Designated  Fund  fails  to meet the  diversification  requirements specified  in  Article  VII  hereof  or if the  Company  reasonably
             believes   that  any   Designated   Fund  may  fail  to  meet  such
             diversification requirements; or

        (g)  termination  by the  Distributor  by  written  notice  to the other parties,  if the Distributor shall determine,  in its sole judgment exercised  in good faith,  that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects  since the date of this  Agreement  or is the  subject of material adverse publicity; or

        (h)  termination  by the Company by written notice to the other parties, if the Company shall determine,  in its sole judgment  exercised in good faith,  that a Fund or the Distributor has suffered a material adverse change in its business, operations,  financial condition or prospects  since the date of this  Agreement  or is the  subject of material adverse publicity;

        (i)  termination by the Company upon any  substitution  of the shares of another  investment  company  or  series  thereof  for  shares of a
             Designated  Fund in  accordance  with the  terms of the  Contracts, provided  that the Company has given at least 45 days prior written notice to the Fund and Distributor of the date of substitution; or

        (j)  termination upon assignment by either party,

        (k)  termination  of Section 6.4 which  relates to the Fund's Rule 12b-1 plan by a vote of a majority of independent directors of the Funds.

   11.2  Notwithstanding  any  termination of this  Agreement,  the Fund and the
Distributor  shall,  at the option of the  Company,  continue to make  available additional  shares of the Fund  pursuant  to the terms  and  conditions  of this
Agreement,  for all Contracts in effect on the effective  date of termination of this Agreement  (hereinafter  referred to as "Existing  Contracts"),  unless the
Company  seeks an order  pursuant to Section 26(b) of the 1940 Act to permit the substitution  of  other  securities  for the  shares  of the  Designated  Funds.
Specifically,  the  owners  of  the  Existing  Contracts  may  be  permitted  to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional  purchase  payments under the Existing
Contracts (subject to any such election by the Company).

   11.3  Notwithstanding  any  termination  of  this  Agreement,   each  party's
obligation under Article VIII to indemnify the other parties shall survive.

ARTICLE XII. Notices

   Any notice shall be  sufficiently  given when sent by registered or certified mail to the other  party at the address of such party set forth below or at such other  address  as such  party may from time to time  specify  in writing to the other party.

      If to the Company:                   First Security Benefit Life Insurance
                                           and Annuity Company of New York
                                           Attention General Counsel
                                           One Security Benefit Place
                                           Topeka, Kansas 66636 - 0001

      If to the Funds or the Distributor:  American Century Investment Services,
                                           Inc. 4500 Main Street, 9th Floor
                                           Kansas City, Missouri 64111
                                           Attention: Janet A. Nash, Esq.

ARTICLE XIII. Miscellaneous

   13.1 All persons  dealing  with the Funds must look solely to the property of the respective  Designated Funds listed on Schedule A hereto for the enforcement of any claims  against  the Fund.  The  parties  agree that  neither  the Board, officers,  agents or  shareholders  of a Fund assume any  personal  liability or responsibility for obligations entered into by or on behalf of a Fund.

   13.2 Subject to the  requirements of legal process and regulatory  authority, the  Funds  and the  Distributor  shall  treat as  confidential  the  names  and addresses of the owners of the Contracts. Each party shall treat as confidential all  information  reasonably  identified as confidential in writing by any other party hereto and,  except as permitted by this  Agreement,  shall not  disclose, disseminate or utilize such  information  without the express written consent of the affected party until such time as such  information has come into the public domain.

   13.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

   13.4  This  Agreement  may  be  executed   simultaneously   in  two  or  more
counterparts,  each of which taken  together  shall  constitute one and the same instrument.

   13.5 If any  provision of this  Agreement  shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

   13.6  Each  party  hereto  shall  cooperate  with  each  other  party and all appropriate  governmental authorities (including without limitation the SEC, the
NASD,  and  state  insurance  regulators)  and  shall  permit  such  authorities reasonable  access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions  contemplated  hereby.
Notwithstanding  the  generality  of the  foregoing,  each party hereto  further agrees to furnish the New York Insurance  Commissioner  with any  information or reports in connection  with services  provided under this  Agreement  which such
Commissioner  may request in order to ascertain  whether the variable  insurance operations of the Company are being  conducted in a manner  consistent  with the
New  York  insurance  laws  and  regulations  and any  other  applicable  law or regulations.

   13.7 The rights,  remedies and  obligations  contained in this  Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity,  which the parties  hereto are  entitled to under state and federal laws.

   13.8 This Agreement or any of the rights and obligations hereunder may not be assigned by any party.

   IN WITNESS  WHEREOF,  each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

First Security Benefit Life Insurance
and Annuity Company of New York                  By its authorized officer

                                                 By:    KALMAN BAKK, JR.
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

American Century Investment Services, Inc.       By its authorized officer

                                                 By:    WILLIAM M. LYONS
                                                        ------------------------
                                                 Title: Executive Vice President
                                                        ------------------------

                                                                    May 1 , 2003

                                   SCHEDULE A

    Account(s)                 Contract(s)                Designated Fund(s)

Variable Annuity Account B       FSB234        American Century VP Ultra Fund, Class II
                                               American Century VP Value Fund, Class II

                                   SCHEDULE B

   Authorized contact persons: The following persons are authorized on behalf of the Company to effect transactions in each Account:

      Name: Wendy Katsbulas          Phone: 785-438-3089

      Name: Cathy Ward               Phone: 785-438-3512

      Name: Lisa Young               Phone: 785-438-3267

      Name: Tammy Brownfield         Phone: 785-438-3279

                                   SCHEDULE C
                             Administrative Services

   Pursuant  to the  Agreement  to which this is  attached,  the  Company  shall perform all administrative and shareholder services with respect to investors in the Account, including, but not limited to, the following:

   1. Maintain  separate records for each investor,  which records shall reflect the shares  purchased  and redeemed and share  balances of such  investors.  The
Company will  maintain a single  master  account with each Fund on behalf of the
Account and such account shall be in the name of the Company (or its nominee) as the record owner of shares owned by the Account.

   2. Disburse or credit to the investors all proceeds of  redemptions of shares of the Funds and all dividends and other  distributions not reinvested in shares of the Funds.

   3.  Prepare  and  transmit  to the  investors  as  required  by law  periodic statements  showing the total  number of units owned by the  investors as of the statement  closing  date,  purchases  and  redemptions  of  Fund  shares  by the investors during the period covered by the statement and the dividends and other distributions  paid  during  the  statement  period  (whether  paid  in  cash or reinvested in Fund shares), and such other information as may be required,  from time to time, by the investors.

   4.  Transmit  purchase  and  redemption  orders to the Funds on behalf of the investors  in the Account in  accordance  with the  procedures  set forth in the
Agreement.

   5.  Distribute  to the  investors  copies  of the  Funds'  prospectus,  proxy materials,  periodic fund reports to  shareholders  and other materials that the
Funds are  required  by law or  otherwise  to provide to their  shareholders  or prospective shareholders.

   6. Maintain and preserve all records as required by law to be maintained  and preserved in  connection  with  providing  the  Administrative  Services for the
Account.

                                   SCHEDULE D
                              Distribution Services

   Pursuant to the Agreement to which this is attached,  the Company shall cause
SDI to  perform  distribution  services  for  Class  II  shares  of  the  Funds, including, but not limited to, the following:

1.  Receive and answer correspondence from prospective  shareholders,  including
    distributing  prospectuses,   statements  of  additional  information,   and
    shareholder reports.

2.  Provide facilities to answer questions from prospective investors about Fund shares.

3.  Assist investors in completing  application forms and selecting dividend and other account options.

4.  Provide other  reasonable  assistance in connection with the distribution of
    Fund shares.

                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

   THIS AMENDMENT NO. 1 TO PARTICIPATION  AGREEMENT  ("Amendment") is made as of this ____ day of _________,  2004, by and between  FIRST  SECURITY  BENEFIT LIFE
INSURANCE AND ANNUITY COMPANY OF NEW YORK (the  "Company") and AMERICAN  CENTURY
INVESTMENT  SERVICES,  INC. (the "Distributor).  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

   WHEREAS, the Company and Distributor are parties to a Participation Agreement dated May 1, 2003 (the "Agreement"); and

   WHEREAS,  terms of the Agreement  contemplate  that Accounts and Contracts of the Company  that are  eligible  to purchase  Funds of the Issuer may be changed from time to time by amending Schedule A to the Agreement; and

   WHEREAS,  the  parties  wish to add certain  Accounts  and  Contracts  to the
Agreement by deleting the existing Schedule A and replacing it with the Schedule
A attached hereto.

   NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

   1. SCHEDULE A.  Schedule A is hereby  deleted in its entirety and is replaced by Schedule A, attached hereto.

   2.  Ratification  and  Confirmation of Agreement.  In the event of a conflict between the terms of this  Amendment and the  Agreement,  it is the intention of the parties that the terms of this  Amendment  shall  control and the  Agreement shall  be  interpreted  on that  basis.  To the  extent  the  provisions  of the
Agreement  have not been amended by this  Amendment,  the parties hereby confirm and ratify the Agreement.

   3. Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which  together  shall  constitute one instrument.

   4. Full  Force and  Effect.  Except as  expressly  supplemented,  amended  or consented to hereby, all of the representations,  warranties,  terms,  covenants and conditions of the Agreement shall remain  unamended and shall continue to be in full force and effect.

   IN WITNESS WHEREOF,  the undersigned have executed this Amendment No. 1 as of the date first above written.

FIRST SECURITY BENEFIT LIFE INSURANCE
AND ANNUITY COMPANY OF NEW YORK           By its authorized officer

                                          By:
                                                        ------------------------
                                          Printed Name: Kalman Bakk, Jr.
                                                        ------------------------
                                          Title:        Vice President and Chief
                                                        Marketing Officer
                                                        ------------------------

AMERICAN CENTURY INVESTMENT
SERVICES, INC.                            By its authorized officer

                                          By:
                                                        ------------------------
                                          Printed Name:
                                                        ------------------------
                                          Title:
                                                        ------------------------

                                   SCHEDULE A

         ACCOUNT(s)            CONTRACT(s)                DESIGNATED FUND(s)
---------------------------------------------------------------------------------------

Variable Annuity Account B       FSB234        American Century VP Value Fund, Class II
                                               American Century VP Ultra Fund, Class II

Variable Annuity Account C       FSB236        American Century VP Value Fund, Class II
                                               American Century VP Ultra Fund, Class II